UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation	(Commission File Number	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address of principal executive offices) (Zip Code)

(970) 259-0554

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 8, 2026, the Audit Committee (the "Committee") of the Board of Directors of Rocky Mountain Chocolate Factory, Inc. (the “Company”) approved the engagement of Rosenberg Rich Baker Berman, P.A. ("RRBB") as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2027.

Also, effective June 8, 2026, the Committee approved the dismissal of CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm.

CohnReznick's report on the Company’s financial statements as of and for the years ended February 28, 2026 and February 28, 2025 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended February 28, 2026 and 2025, and the subsequent interim period through June 8, 2026, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CohnReznick, would have caused CohnReznick to make a reference to the subject matter thereof in connection with its reports on the Company’s financial statements for the years ended February 28, 2026 and February 28, 2025 and (ii) no “reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).

The Company provided CohnReznick a copy of this Current Report on Form 8-K (the "Form 8-K") and requested that CohnReznick provide the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Form 8-K and is incorporated herein by reference.

During the years ended February 28, 2026 and 2025, and through the subsequent interim period from March 1, 2026 through June 8, 2026, neither the Company nor any party acting on its behalf, consulted with RRBB regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's consolidated financial statements, and no written reports or oral advice was provided to the Company that RRBB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from CohnReznick LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026	ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

	By:	/s/ Jeffrey R. Geygan
Jeffrey R. Geygan
Interim Chief Executive Officer

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